Exhibit 99.9



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 8, 2002 in this Registration Statement (Form N-1A No. 033-14737) of Van Eck Funds II, Inc. (formerly Van Eck Funds, Inc.)


                                                /s/ Ernst & Young LLP

                                                ERNST & YOUNG LLP


New York, New York
April 23, 2002